Item G.1.a.i - Deutsche DWS Equity 500 Index Portfolio
(formerly DWS Equity 500 Index Portfolio)

On December 7, 2010, Deutsche DWS Equity 500 Index
Portfolio (formerly DWS Equity 500 Index Portfolio) (the
"Trust") was named as a defendant in the First
Amended Complaint filed by the Official Committee of Unsecured Creditors in the U.S. Bankruptcy Court for the District of Delaware in the lawsuit styled Official
Committee of Unsecured Creditors of Tribune
Company, et al., v. Fitzsimons et al. (the "Lawsuit"). The
Lawsuit arises out of a leveraged buyout transaction
("LBO") in 2007 by which loans were made to the Tribune Company to fund the LBO and shares of the Tribune Company held by shareholders were tendered for or were converted to a right to receive cash.
Following the completion of the LBO in 2007, the Tribune Company filed for bankruptcy. The Lawsuit seeks to recover all payments made to the shareholders in the LBO. The Lawsuit has been consolidated in a multi-district litigation (the "Tribune MDL") in the United States District Court for the Southern District of
New York, case no. 12-MC-2296 (the "District Court").
At the outset of the Lawsuit, the Court issued a scheduling order which stayed all substantive proceedings in the Lawsuit until after the decision on motions to dismiss based on certain defenses common to the defendants filed in related cases. On September
23, 2013, the District Court entered an order granting the defendants' motion to dismiss in certain of those related cases (the "Bondholder Actions") due to the pendency of the Lawsuit seeking recoveries on similar grounds, and the plaintiffs in Bondholder Actions appealed that order to the United States Court of Appeals for the Second Circuit.

On April 25, 2014, the District Court entered an order governing the upcoming stage of the Lawsuit, which directed Ropes & Gray, as Liaison Counsel to the
Shareholder Defendants, to file a global motion to dismiss (the "Global Motion to Dismiss") the Lawsuit on behalf of all shareholder defendants named in Exhibit A to the current Fifth Amended Complaint (including the Trust). The Global Motion to Dismiss was filed on May
23, 2014. On March 29, 2015, the Second Circuit, in a unanimous opinion, affirmed the District Court's dismissal of the Bondholder Actions. The Bondholder
Action plaintiffs subsequently filed a petition for rehearing, which the Second Circuit denied on July 22, 2016. On September 9, 2016, the Bondholder Action plaintiffs filed a petition for a writ of certiorari of the Second Circuit's decision in the U.S. Supreme Court.

On January 9, 2017, the District Court granted the
Global Motion to Dismiss, dismissing the only claim asserted against the shareholder defendants named in the Lawsuit, and denied the plaintiff's request for leave to amend the Complaint. On February 1, 2017, the plaintiff in the Lawsuit filed a letter addressed to the District Court requesting certification for appeal, pursuant to Federal Rule of Civil Procedure 54(b), of the court's decision granting the shareholder defendants'
Global Motion to Dismiss. On February 23, 2017, the
District Court issued an order indicating that the District
Court intended to grant that request only after ruling on other pending motions to dismiss addressing separate claims in the same complaint, which currently remain unresolved.

On July 18, 2017, the plaintiff in the Lawsuit filed another letter addressed to the District Court requesting leave to file a motion requesting (i) to file a sixth amended complaint in the Lawsuit adding a constructive fraudulent conveyance claim based on a potential change in the governing legal standard, and
(ii) to reverse the plaintiff's prior request for entry of judgment pursuant to Federal Rule of Civil Procedure
54(b). On July 28, 2017, Ropes & Gray, as Liaison
Counsel for the Executive Committee of Exhibit A
Shareholder Defendants in the Lawsuit, and several other defendants filed letters addressed to the District Court opposing the relief requested in the plaintiff's second letter. On August 14, 2017, the District Court issued an order denying the plaintiff's request to file a sixth amended complaint at that time, without prejudice to renewal in the event of a potential intervening change in the governing law of the Second Circuit as a result of any decision by the Supreme Court in the pending appeal of FTI Consulting, Inc. v. Merit Management
Group ("Merit Mgmt."), 830 F.3d 690 (7th Cir. 2016).

On February 27, 2018, the Supreme Court issued a ruling in Merit Mgmt. On March 8, 2018, the plaintiff in the Lawsuit submitted a letter to the District Court, renewing his motion seeking authorization to file a sixth amended complaint adding a constructive fraudulent conveyance claim, which the plaintiff asserted is no longer foreclosed as a result of the Merit Mgmt.
decision. On March 13, 2018, Liaison Counsel for the
Executive Committee of Shareholder Defendants in the
Lawsuit, and a number of individual defendants, made submissions to the District Court opposing the Lawsuit plaintiff's renewed request. On June 19, 2018, the District Court entered an order staying plaintiff's request to amend his complaint pending further action by the Second Circuit in the Bondholder Actions, and instructing the parties to consider and report to the District Court on potential means for a process to reach a global resolution of the Tribune MDL. On July 9, 2018, the parties submitted a joint letter in response to the District Court's instruction, which, among other things, set forth the parties' positions concerning a potential mediation process.

On April 3, 2018, Supreme Court Justices Kennedy and
Thomas issued a Statement indicating that consideration of the petition for certiorari in the Bondholder Actions "will be deferred for an additional period of time" because of the possibility that "there might not be a quorum" of Justices available to consider those cases. On April 10, 2018, the plaintiffs in the Bondholder Actions filed a motion in the Second Circuit requesting that the court recall its mandate, vacate its affirmation of the District Court's dismissal of their claims, and remand the Bondholder Actions to the District Court for further proceedings. On April 20, 2018, members of the Executive Committee of defendants in the Bondholder Actions filed an opposition to plaintiffs' motion. On May 15, 2018, the Second Circuit granted plaintiffs' motion to recall the court's mandate "in anticipation of further panel review."

On December 18, 2018, the plaintiff in the Lawsuit submitted a letter to the District Court, renewing his motion seeking authorization to file a sixth amended complaint adding a constructive fraudulent conveyance claim, and seeking to reinstate his intentional fraudulent conveyance claim. On December 19, 2018,
Ropes & Gray, as Liaison Counsel for the Executive
Committee of Shareholder Defendants in the Lawsuit, filed a letter opposing the plaintiff's requests. Also on December 19, 2018, the District Court issued an order scheduling a pretrial conference for January 14, 2019, and noting that any party could submit a letter to the court "describing any issues they would like the Court to address at the conference." On January 7, 2019, the parties submitted letters reflecting their prior positions in response to the Court's order. On January 14, 2019, the District Court stated that it would leave stayed the plaintiff's request to file a sixth amended complaint adding a constructive fraudulent conveyance claim pending further action by the Second Circuit in the Bondholder Actions.

We express no opinion on the likely outcome of these matters. Management is currently assessing the Lawsuit and has not yet determined the effect, if any, on any series of the Trust.